Exhibit 32.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350, Chapter 63 of Title 18, United States Code), I, Sundaram Nagarajan, President and Chief Executive Officer of Nordson Corporation, an Ohio corporation (the “Company”), do hereby certify that, to the bet of my knowledge:
1.The Quarterly Report on Form 10-Q for the quarter ended April 30, 2023 of the Company (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 25, 2023	/s/ Sundaram Nagarajan
Sundaram Nagarajan
President and Chief Executive Officer